UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 30, 2004

Bowne & Co., Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

345 Hudson Street, New York, NY		10014
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	212-924-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 30, 2004, the Board of Directors of Bowne & Co., Inc. announced the promotion of David J. Shea to President of Bowne & Co., Inc. Mr. Shea will also serve on Bowne’s Board of Directors.

The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc. (Registrant)

August 30, 2004	By:	Scott L. Spitzer

Name: Scott L. Spitzer
Title: Senior Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

EX-99	News release dated August 30, 2004 of Bowne & Co., Inc.